                      Supplement dated December 12, 2003 to
                        Prospectus dated May 1, 2003 for:
                   ANNUICHOICE SINGLE PREMIUM VARIABLE ANNUITY
              GRANDMASTER FLEX 3 FLEXIBLE PREMIUM VARIABLE ANNUITY
             IQ THE SMART ANNUITY FLEXIBLE PREMIUM VARIABLE ANNUITY
                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY

                     Prospectus dated November 17, 2003 for:
                  IQ ADVISOR FLEXIBLE PREMIUM VARIABLE ANNUITY

                       Prospectus dated July 15, 2003 for:
                 PINNACLE PLUS FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    issued by
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                   through its
                             Separate Account I and
                               Separate Account II

THIS SUPPLEMENT MODIFIES THE FOLLOWING INFORMATION IN THE PROSPECTUS UNDER THE HEADINGS INDICATED.

Any and all references to "Touchstone Enhanced 30 Fund" are hereby eliminated and are replaced by: "Touchstone Enhanced Dividend 30 Fund."

SECTION 3 - YOUR INVESTMENT OPTIONS

TOUCHSTONE ENHANCED DIVIDEND 30

Touchstone Enhanced Dividend 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average ("DJIA"). The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average ("DJIA"). The DJIA is a measurement of general market price movement for 30 widely held stocks. The Fund will utilize a quantitative approach to enhanced index investing in all Dow components while maintaining a focus on dividend yield. The Fund seeks to overweight the top three highest yielding stocks in the DJIA by approximately 8% each, while incrementally underweighting the remaining 27 stocks of the Dow that have a lower relative dividend yield.